Exhibit 99.2

When Recorded, Return To:
THE FROST NATIONAL BANK
P.O. Box 1600
San Antonio, Texas 78296
Attention:  Loan No. _______________
Loan Documentation Department, RB-2

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

--------------------------------------------------------------------------------


                                  DEED OF TRUST
                    SECURITY AGREEMENT - FINANCING STATEMENT


THE STATE OF TEXAS              ss.
                                ss.
COUNTY OF DALLAS                ss.

        That, as of the _____ day of April, 2005, BEHRINGER HARVARD NORTHWEST HIGHWAY LP, a Texas limited partnership (hereinafter, whether one or more, jointly and severally called "GRANTOR"), whose mailing address is 100 Main Street, Dallas, TX 75208, in consideration of the debt and trust hereinafter mentioned, does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto JIMMY R. LOCKE, Trustee (as hereinafter defined), the following described property (all of which is sometimes referred to collectively herein as the "PROPERTY"):

                (i) that certain 4.970 acre tract or parcel of real estate situated in the James L. Farquhar Survey, Abstract No. 455 and in the Wilson Baker Survey, Abstract No. 54, Dallas County, Texas, which 4.970 acre tract or parcel of real estate is more particularly described in EXHIBIT A attached hereto and made a part hereof for all purposes the same as if set forth herein verbatim, together with all right, title and interest of Grantor in and to (a) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the real property or the Improvements (as hereinafter defined); (b) any strips or gores between the real property and abutting or adjacent properties; and (c) all water and water rights, timber, crops and mineral interests pertaining to the real property (such real estate and other rights, titles and interests being hereinafter sometimes called the "LAND");

                (ii) all buildings, structures and other improvements (such buildings, structures and other improvements being hereinafter sometimes called the "IMPROVEMENTS") now or hereafter situated on the Land;

                (iii) all fixtures, equipment, systems, machinery, furniture, furnishings, inventory, goods, building and construction materials, supplies, and articles of


DEED OF TRUST                                                             Page 1
-------------

                                                                    Exhibit 99.2


        personal property, of every kind and character, now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing, including, but without limiting the foregoing, any and all fixtures, equipment, machinery, systems, facilities and apparatus for heating, ventilating, air conditioning, refrigerating, plumbing, sewer, lighting, generating, cleaning, storage, incinerating, waste disposal, sprinkler, fire extinguishing, communications, transportation (of people or things, including, but not limited to, stairways, elevators, escalators and conveyors), data processing, security and alarm, laundry, food or drink preparation, storage or serving, gas, electrical and electronic, water, and recreational uses or purposes; all tanks, pipes, wiring, conduits, ducts, doors, partitions, rugs and other floor coverings, wall coverings, windows, drapes, window screens and shades, awnings, fans, motors, engines and boilers; and decorative items and art objects (all of which are herein sometimes referred to together, as the "ACCESSORIES");

                (iv)    all (a) plans and specifications for the Improvements;
        (b) contracts relating to the Land, or the Improvements or the Accessories or any part thereof; (c) deposits, (including, but not limited to, Grantor's rights in tenants' security deposits, deposits with respect to utility services to the Land, or the Improvements or the Accessories or any part thereof, and any deposits or reserves hereunder or under any other Loan Document (as hereinafter defined) for taxes, insurance or otherwise, funds, accounts, contract rights, instruments, documents, commitments, general intangibles (including, but not limited to, trademarks, trade names and symbols), notes and chattel paper used in connection with or arising from or by virtue of any transactions related to the Land, or the Improvements or the Accessories or any part thereof; (d) permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Land, or the Improvements or the Accessories or any part thereof; (e) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Land, the Improvements and the Accessories; and (f) other properties, rights, titles and interests, if any, specified in any Section or any Article of this Deed of Trust as being part of the Property; and

                (v) all (a) proceeds of or arising from the properties, rights, titles and interests referred to above in paragraphs (i), (ii),
        (iii) and (iv), including, but not limited to, proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto by eminent domain or sale in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto whether caused by such a taking (including change of grade of streets, curb cuts or other rights of access) or otherwise caused; and (b) other interests of every kind and character, and proceeds thereof, which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in paragraphs (i), (ii), (iii) and (iv) and all property used or useful in connection therewith, including, but not limited to, remainders, reversions and reversionary rights or interests. In the event the estate of Grantor in and to any of the Property is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other further or additional title,


DEED OF TRUST                                                             Page 2
-------------

                                                                    Exhibit 99.2


        estates, interest or rights which may exist now or at any time be acquired by Grantor in or to the property demised under the lease creating such leasehold estate and including Grantor's rights, if any, to the property demised under such lease and, if fee simple title to any of such property shall ever become vested in Grantor such fee simple interest shall be encumbered by this Deed of Trust in the same manner as if Grantor had fee simple title to said property as of the date of execution hereof.

        TO HAVE AND TO HOLD the Property, unto Trustee and Trustee's successors, substitutes or assigns, in trust and for the uses and purposes herein set forth, forever, together with all rights, privileges, hereditaments and appurtenances in anywise appertaining or belonging thereto, subject only to the Permitted Exceptions (herein so called) listed on EXHIBIT B attached hereto (to the extent that the same are valid, subsisting and affect the Property), and Grantor, for Grantor and Grantor's successors, hereby agrees to warrant and forever defend, all and singular, the Property unto Trustee and Trustee's successors or substitutes in this trust against the claim or claims of all persons claiming or to claim the same or any part thereof, subject, however, as aforesaid.

                                    ARTICLE I
                                 THE OBLIGATION
                                 --------------

        Section 1.1. BENEFICIARY. This Deed of Trust [as used herein, the expression "this Deed of Trust" shall mean this Deed of Trust (with Security Agreement)], and all rights, title, interest, liens, security interests, powers and privileges created hereby or arising by virtue hereof, are given to secure payment and performance of the Obligation (as hereinafter defined), including the indebtedness described in SECTION 1.2 hereof payable to the order of THE FROST NATIONAL BANK, a national banking association ("BENEFICIARY"), whose mailing address is P.O. Box 1600, San Antonio, Texas 78296. The word "Beneficiary," as used herein, shall mean Beneficiary named in this Section and all subsequent holders of the Note at the time in question.

        Section 1.2. OBLIGATION. The word "OBLIGATION," as used herein, shall mean all of the indebtedness, obligations and liabilities described as follows:

        (a) the indebtedness evidenced by that certain promissory note (the "NOTE") of even date herewith, incorporated herein by this reference, executed by Grantor, payable to the order of Beneficiary in the principal amount of FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($4,550,000.00), bearing interest as therein specified, containing an attorney's fee clause, interest and principal being payable as therein specified;

        (b) all indebtedness, obligations and liabilities arising pursuant to the provisions of this Deed of Trust, the Construction Loan Agreement (the "Loan Agreement") of even date herewith executed by Grantor and Beneficiary, any other security agreement, mortgage, deed of trust, collateral assignment, pledge agreement, loan agreement, contract or assignment of any kind, now or hereafter existing, as security for or in connection with payment of the Obligation or any part thereof and of any other document evidencing, securing or executed in connection with the Obligation (herein referred to individually as a "LOAN DOCUMENT" and collectively as the "LOAN DOCUMENTS");

        (c) any and all renewals, modifications, rearrangements, amendments or extensions of all or any part of the indebtedness, obligations and liabilities described or referred to in SUBSECTIONS 1.2(A) AND 1.2(B) preceding.


DEED OF TRUST                                                             Page 3
-------------

                                                                    Exhibit 99.2


        Grantor, and each party at any time claiming an interest in or lien or encumbrance against the Property, agrees that all advances made by Beneficiary from time to time under any of the Loan Documents, and all other portions of the Obligation herein referred to, shall be secured by this Deed of Trust with priority as if all of the same had been advanced, had arisen or became owing or performable on the date of this Deed of Trust. No reduction of the outstanding principal balance under the Note shall extinguish, release or subordinate any rights, titles, interests, liens, security interests, powers or privileges intended, created or arising hereunder or under any other Loan Document, and this Deed of Trust shall remain in full force and effect as to any subsequent advances or subsequently arising portions of the Obligation without loss of priority until the Obligation is fully paid, performed and satisfied, all agreements and obligations, if any, of Beneficiary for further advances have been terminated and this Deed of Trust has been released of record by Beneficiary.

                                   ARTICLE II
                     CERTAIN REPRESENTATIONS, WARRANTIES AND
                     ---------------------------------------
                              COVENANTS OF GRANTOR
                              --------------------

        Section 2.1. WARRANTIES AND REPRESENTATIONS. Grantor represents, warrants and undertakes that:

        (a) Grantor has full right and authority to execute and deliver this Deed of Trust;

        (b) Grantor has, in Grantor's own right, good and indefeasible title in fee simple to the Property free from any encumbrance superior to the indebtedness hereby secured, subject only to the Permitted Exceptions;

        (c) no part of the Property is Grantor's homestead of any type or character and this Deed of Trust is and shall continue to be a valid and enforceable lien and security interest against the Property until the Obligation is fully discharged;

        (d) Grantor and each guarantor of the Obligation are solvent and no proceeding under any Debtor Relief Laws (as hereinafter defined) is pending or threatened by or against any of them, or any affiliate of any of them, as a debtor;

        (e) if Grantor is a corporation, partnership or other entity, Grantor is and shall until the Obligation is fully discharged continue to be (i) duly organized and validly existing in good standing under the laws of the state of Grantor's organization, and in good standing under Texas law, (ii) in compliance with all conditions prerequisite to Grantor's lawfully doing business in the State of Texas and (iii) possessed of all power and authority necessary to own and operate the Property;

        (f) all Loan Documents executed by Grantor have been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are within Grantor's powers and are not in contravention of any law, agreement or restriction to which Grantor or the Property is subject;

        (g) the loan evidenced by the Note is solely for the purpose of carrying on or acquiring a business of Grantor, and is not for personal, family, household or agricultural purposes;

        (h) the statement above of Grantor's mailing address is true and correct;


DEED OF TRUST                                                             Page 4
-------------

                                                                    Exhibit 99.2


        (i) all reports, financial statements and other information heretofore furnished to Beneficiary by or on behalf or at the request of Grantor with respect to the Property, Grantor, any guarantor or other party liable for payment or performance of the Obligation or any part thereof are, and all of the same hereafter furnished to Beneficiary will when furnished be, true, correct and complete in all material respects and do not, or will not, omit any fact, the inclusion of which is necessary to prevent the facts contained therein from being materially misleading; and

        (j) since the date of the financial statements of Grantor or of any guarantor or other party liable for payment or performance of the Obligation or any part thereof heretofore furnished to Beneficiary, no material adverse change has occurred in the financial condition of Grantor or any such other party, and, except as heretofore disclosed in writing to Beneficiary, Grantor or any such other party has not incurred any material liability, direct or indirect, fixed or contingent.

        Section 2.2. COVENANTS. Grantor, for Grantor and Grantor's successors and permitted assigns, hereunder covenants, agrees and undertakes to

        (a) pay and perform the Obligation in accordance with the terms thereof;

        (b) pay or cause to be paid, before delinquent, all taxes and assessments of every kind or character in respect of the Property or any part thereof and, from time to time upon request of Beneficiary, to furnish to Beneficiary evidence satisfactory to Beneficiary of the timely payment of such taxes and assessments and governmental charges (the word "assessments" as used herein includes not only assessments and charges by any governmental body, but also all other assessments and charges of any kind, including, but not limited to, assessments or charges for any utility or utility service, easement, license or agreement upon, for the benefit of, or affecting the Property, and assessments and charges arising under subdivision, condominium, planned unit development or other declarations, restrictions, regimes or agreements);

        (c) purchase policies of insurance with respect to the Property with such insurers, in such amounts and covering such risks as shall be satisfactory to Beneficiary, including, but not limited to, (i) personal injury and death;
(ii) loss or damage by fire, lightning, hail, windstorm, explosion and such other hazards, casualties and contingencies (including at least six (6) months rental insurance in an amount equal to the gross rentals for such period, and broad form boiler and machinery insurance) as are normally and usually covered by extended coverage policies in effect where the Property is located, and comprehensive general public liability insurance; provided that in the absence of written direction from Beneficiary each fire and extended coverage policy shall include a "standard mortgage clause" and shall provide by way of endorsement, rider or otherwise that no such insurance policy shall be canceled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Beneficiary ten (10) days prior written notice thereof, such policy shall be on a replacement cost basis in an amount not less than that necessary to comply with any coinsurance percentage stipulated in the policy, but not less than 100 percent of the insurable value (based upon replacement cost), and the deductible clause, if any, of the fire and extended coverage policy may not exceed the lesser of one percent of the face amount of the policy or $1,000.00; (iii) loss or damage by flood, if the Property is located in an area that has been or is hereafter identified by the Director of the Federal Emergency Management Agency ("FEMA") as a special flood hazard area using FEMA's Flood Insurance Rate Map or the Flood Hazard Boundary Map for the community in which the Property is located, in amounts not less than the maximum limit of coverage then available or the amount


DEED OF TRUST                                                             Page 5
-------------

                                                                    Exhibit 99.2


of the Note, whichever is less; and (iv) such other insurance and endorsements, if any, as Beneficiary may require from time to time, or which is required by the Loan Documents; (d) cause all insurance (except general public liability insurance) carried in accordance with SUBSECTION 2.2(C) hereof to be payable to Beneficiary as a mortgagee and not as a co-insured, to deliver copies of such policies of insurance to Beneficiary, and, in the case of all policies of insurance carried by each lessee of all or any portion of the Property for the benefit of Grantor, to cause all such policies to be payable to Beneficiary as Beneficiary's interest may appear;

        (e) pay, or cause to be paid, all premiums for insurance required hereunder at least ten (10) days before such premiums become due, furnish to Beneficiary satisfactory proof of the timeliness of such payments and deliver all renewal policies to Beneficiary at least ten (10) days before the expiration date of each expiring policy;

        (f) comply with all federal, state, or municipal laws, rules, ordinances and regulations applicable to the Property and Grantor's ownership, use and operation thereof, and comply with all, and not violate any, easements, restrictions, agreements, covenants and conditions with respect to or affecting the Property or any part thereof;

        (g) at all times maintain, preserve and keep the Property in good repair and condition and presenting a first class appearance, and from time to time, make all necessary and proper repairs, replacements and renewals, and not commit or permit any waste on or of the Property, and not to do anything to the Property that may impair its value;

        (h) promptly pay all bills for labor and materials incurred in connection with the Property and never permit to be created or to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and security interests hereof, for any such bill, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest on a parity with or superior to any of the liens or security interests hereof;

        (i) from time to time, at the request of Beneficiary, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Beneficiary's opinion, to carry out more effectively the purposes of this Deed of Trust and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and
(iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Beneficiary to protect the liens and the security interests herein granted against the rights or interests of third persons, and Grantor will pay all costs connected with any of the foregoing;

        (j) from time to time, upon the request of Beneficiary, promptly furnish to Beneficiary the financial statements and information of Grantor and the guarantors of the Indebtedness as required by the terms of the Loan Agreement and to allow Beneficiary from time to time to inspect


DEED OF TRUST                                                             Page 6
-------------

                                                                    Exhibit 99.2


the Property and all records relating thereto or to the Obligation, and to make and take away copies of such records;

        (k) continuously maintain Grantor's existence and right to do business in Texas;

        (l) at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens or security interests created hereby, or upon the Obligation or any part thereof, immediately pay all such taxes; provided that, if such law as enacted makes it unlawful for Grantor to pay such tax, Grantor shall not pay nor be obligated to pay such tax, and in the alternative, Grantor may, in the event of the enactment of such a law, and must, if it is unlawful for Grantor to pay such taxes, prepay the Obligation in full within sixty (60) days after demand therefor by Beneficiary;

        (m) at any time and from time to time, furnish promptly upon the request of Beneficiary, a written statement or affidavit, in form satisfactory to Beneficiary, stating the unpaid balance of the Obligation and that there are no offsets or defenses against full payment of the Obligation and the terms hereof, or, if there are any such offsets or defenses, specifying them;

        (n) not cause or permit the Accessories or any part thereof, to be removed from the county and state where the Land is located, except items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new;

        (o) except to the extent otherwise permitted by the terms and provisions of the Loan Agreement, not seek or acquiesce in a zoning reclassification of any portion of the Property or grant any easement, dedication, plat or restriction (or allow any easement to become enforceable by prescription) covering any portion of the Property, without Beneficiary's prior written consent;

        (p) not, without the prior written consent of Beneficiary, permit any drilling or exploration for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof and agree to defend, indemnify, save and hold Beneficiary, its officers, agents, servants, employees, successors and assigns harmless from any and all claims, liabilities, losses or expenses which may be incurred by Beneficiary, and any and all other expenses or losses, either direct or consequential, which are attributable, or alleged in any way to be attributable, to the development and exploitation of mineral rights in, on or around the Property by Grantor or any other party; and

        (q) subject to the provisions of SECTION 7.7 hereof, pay on demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Beneficiary or Trustee to third parties incident to this Deed of Trust or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Beneficiary or Trustee is a party involving this Deed of Trust or the Property) or incident to the enforcement of the Obligation or the exercise of any right or remedy of Beneficiary under any Loan Document.


DEED OF TRUST                                                             Page 7
-------------

                                                                    Exhibit 99.2


                                   ARTICLE III
                      DEFAULTS AND REMEDIES OF BENEFICIARY
                      ------------------------------------


        Section 3.1. DEFAULT. The term "Default," as used herein, shall mean the occurrence of any one or more of the following events:

        (a) the failure of Grantor to pay any sum of money in accordance with the Obligation or any part thereof, as it becomes due and payable, whether at the scheduled due date thereof or when accelerated pursuant to any power to accelerate, or otherwise; or

        (b) the failure of Grantor to punctually and properly perform, observe or comply with any covenant, agreement, undertaking or condition contained herein, or in the Note, or any renewal, modification, rearrangement, amendment or extension thereof, or in any Loan Document (other than covenants to pay any sum of money in accordance with the Obligation); or

        (c) a default under and pursuant to any other mortgage or security agreement which covers or affects any part of the Property; or

        (d) the execution by Grantor of an assignment for the benefit of creditors or the admission in writing by Grantor of Grantor's inability to pay, or Grantor's failure to pay, debts generally as the debts become due; or

        (e) the levy against the Property or any part thereof, of any execution, attachment, sequestration or other writ which is not vacated within sixty (60) days after the levy; or

        (f) the appointment of a receiver, trustee or custodian of Grantor, or of the Property or any part thereof, which receiver, trustee or custodian is not discharged within sixty (60) days after the appointment; or

        (g) the filing by Grantor as a debtor of a petition, case, proceeding or other action pursuant to, or the voluntary seeking of the benefit or benefits of, Title 11 of the United States Code, as now or hereafter in effect, or any other law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, or composition or extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein referred to as "DEBTOR RELIEF LAWS"), or the taking of any action in furtherance thereof; or

        (h) the filing by Grantor of either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of Beneficiary or Trustee granted in the Note, herein or in any Loan Document; provided, however that such filing shall not be a Default hereunder if it is in reaction or in response to any action taken by the Beneficiary or Trustee that is either not taken in good faith or taken in violation of any provision in or duty arising under this Deed of Trust or any other Loan Document; or

        (i) the filing of a petition, case, proceeding or other action against Grantor as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of Grantor or of the Property, or any part thereof, or of any significant portion of Grantor's other property, and (i) Grantor admits, acquiesces in or fails to contest diligently the material allegations thereof, or (ii) the petition, case, proceeding or other


DEED OF TRUST                                                             Page 8
-------------

                                                                    Exhibit 99.2


action results in the entry of an order for relief or order granting the relief sought against Grantor, or (iii) the petition, case, proceeding or other action is not permanently dismissed or discharged on or before the earlier of trial thereon or thirty (30) days next following the date of filing; or

        (j) the discovery by Beneficiary of information establishing that any representation or warranty made by Grantor herein or in any Loan Document is false, misleading, erroneous or breached in any material respect; or

        (k)     abandonment by Grantor of all or any portion of the Property; or

        (l) dissolution or liquidation of the Grantor or termination or forfeiture of Grantor's right to do business, or, if Grantor is an individual, the death of Grantor; or

        (m) the failure of Grantor to immediately pay any final money judgment against Grantor; or

        (n)     the occurrence of any event referred to in SUBSECTIONS (D), (F),
(G), (H), (I), (L) AND (M) above with respect to any guarantor or other person or entity obligated in any manner to pay or perform the Obligation or any part thereof (as if such guarantor or other person or entity were "Grantor" in such Subsections).

        Section 3.2. BENEFICIARY'S REMEDIES UPON DEFAULT. Upon a Default, after the giving of any required notice and expiration of any applicable cure period provided in the Note, Beneficiary may, at Beneficiary's option, do any one or more of the following:

        (a) If Grantor has failed to keep or perform any covenant whatsoever contained in this Deed of Trust, Beneficiary may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Obligation, and Grantor promises, upon demand, to pay to Beneficiary, at the place where the Note is payable, all sums so advanced or paid by Beneficiary, with interest from the date when paid or incurred by Beneficiary at the rate provided in the Note for past due payment. No such payment by Beneficiary shall constitute a waiver of any Default. In addition to the liens and security interests hereof, Beneficiary shall be subrogated to all rights, titles, liens and security interests securing the payment of any debt, claim, tax or assessment for the payment of which Beneficiary may make an advance, or which Beneficiary may pay.

        (b) Beneficiary may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner whatsoever on the Obligation, declare the entire unpaid balance of the Obligation immediately due and payable, and upon such declaration, the entire, unpaid balance of the Obligation shall be immediately due and payable.

        (c) Beneficiary may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

                (i) Trustee is hereby authorized and empowered and it shall be Trustee's special duty, upon such request of Beneficiary, to sell the Property or any part thereof, with or without having taken possession of same. Any such sale (including notice thereof) shall


DEED OF TRUST                                                             Page 9
-------------

                                                                    Exhibit 99.2


        comply with the applicable requirements, at the time of the sale, of
        Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.

                (ii) In addition to the rights and powers of sale granted under the preceding provisions of this Subsection, if default is made in the payment of any installment of the Obligation, Beneficiary may, at Beneficiary's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Obligation to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured indebtedness and to the rights, powers, liens, security interests and assignments securing or providing recourse for payment of such unmatured indebtedness, in the same manner, all as provided in the preceding provisions of this Subsection. Sales made without maturing the Obligation may be made hereunder whenever there is a default in the payment of any installment of the Obligation, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this Subsection, the unmatured balance of the Obligation or the rights, powers, liens, security interests and assignments securing or providing recourse for payment of the Obligation.

                (iii) Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the Obligation is paid and performed in full. It is intended by each of the foregoing provisions of this Subsection that Trustee may, after any request or direction by Beneficiary, sell not only the Land and the Improvements, but also the Accessories and other interests constituting a part of the Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any of the Property.

                (iv) After any sale under this Subsection, Trustee shall make good and sufficient deeds, assignments and other conveyances to the purchaser or purchasers thereunder in the name of Grantor, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Grantor. It is agreed that, in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, or as to the occurrence or existence of any Default, or as to the acceleration of the maturity of the Obligation, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution and application of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other act or thing having been duly done by or on behalf of Beneficiary or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.


DEED OF TRUST                                                            Page 10
-------------

                                                                    Exhibit 99.2


        (d) Beneficiary may, or Trustee may upon written request of Beneficiary, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Obligation in accordance with the terms hereof and of the Note or the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction.

        (e) Beneficiary, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Property or any part thereof, and of the income, rents, issues and profits thereof.

        (f) Beneficiary may enter upon the Land, take possession of the Property and remove the Accessories or any part thereof, with or without judicial process, and, in connection therewith, without any responsibility or liability on the part of Beneficiary, take possession of any property located on or in the Property which is not a part of the Property and hold or store such property at Grantor's expense.

        (g) Beneficiary may require Grantor to assemble the Accessories or any part thereof, and make them available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to Grantor and Beneficiary.

        (h) After notification, if any, hereafter provided in this Subsection, Beneficiary may sell, lease or otherwise dispose of, at the office of Beneficiary or on the Land or elsewhere, as chosen by Beneficiary, all or any part of the Accessories, in their then condition, or following any commercially reasonable preparation or processing, and each Sale (as used in this Subsection, the term "Sale" means any sale, lease, or other disposition made pursuant to this Subsection) may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, and, at any Sale it shall not be necessary to exhibit the Accessories or part thereof being sold. The Sale of any part of the Accessories shall not exhaust Beneficiary's power of sale, but Sales may be made from time to time until the Obligation is paid and performed in full. Reasonable notification of the time and place of any public Sale pursuant to this Subsection, or reasonable notification of the time after which any private Sale is to be made pursuant to this Subsection, shall be sent to Grantor and to any other person entitled under the Code (as hereinafter defined) to notice; provided that if the Accessories or part thereof being sold are perishable, or threaten to decline rapidly in value, or are of a type customarily sold on a recognized market, Beneficiary may sell, lease or otherwise dispose of the Accessories, or part thereof, without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates, is reasonable notification and notice for the purposes of this Subsection.

        (i) Beneficiary may surrender the insurance policies maintained pursuant to SUBSECTION 2.2(C) hereof or any part thereof, and receive and apply the unearned premiums as a credit on the Obligation and, in connection therewith, Grantor hereby appoints Beneficiary as agent and attorney-in-fact for Grantor to collect such premiums.

        (j) Beneficiary may retain the Accessories in satisfaction of the Obligation whenever the circumstances are such that Beneficiary is entitled to do so under the Code.


DEED OF TRUST                                                            Page 11
-------------

                                                                    Exhibit 99.2


        (k) Beneficiary may buy the Property or any part thereof at any public sale or judicial sale.

        (l) Beneficiary may buy the Accessories or any part thereof at any private sale, if the Accessories or part thereof being sold are a type customarily sold in a recognized market or a type subject to widely distributed standard price quotations.

        (m) Beneficiary shall have and may exercise any and all other rights and remedies which Beneficiary may have at law or in equity, or by virtue of any Loan Document, or under the Code, or otherwise.

        (n)     Beneficiary may apply the reserves, if any, required by SECTION
6.3 hereof toward payment of the Obligation.

        Section 3.3. BENEFICIARY AS PURCHASER. If Beneficiary is the purchaser of the Property or any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, Beneficiary shall, upon any such purchase, acquire good title to the Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Obligation and Beneficiary elects that no merger occur.

        Section 3.4. OTHER RIGHTS OF BENEFICIARY. Should any part of the Property come into the possession of Beneficiary, whether before or after Default, Beneficiary may use or operate the Property for the purpose of preserving it or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Beneficiary in respect of the Property. Grantor covenants promptly to reimburse and pay to Beneficiary on demand, at the place where the Note is payable, the amount of all reasonable expenses (including the cost of any insurance, taxes or other charges) incurred by Beneficiary in connection with Beneficiary's custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Beneficiary at the rate provided in the Note for past-due principal, and all such expenses, costs, taxes, interest and other charges shall be and become a part of the Obligation. It is agreed, however, that the risk of loss or damage to the Property is on Grantor, and Beneficiary shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured.

        Section 3.5 POSSESSION AFTER FORECLOSURE. If the liens or security interests hereof shall be foreclosed by power of Trustee's sale, by judicial action or otherwise, the purchaser at any such sale shall receive, as an incident to Trustee's ownership, immediate possession of the property purchased, and if Grantor or Grantor's successors shall hold possession of said property or any part thereof, subsequent to foreclosure, Grantor and Grantor's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Property so occupied), and anyone occupying such portion of the Property after demand is made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

        Section 3.6. APPLICATION OF PROCEEDS. The proceeds from any sale, lease or other disposition made pursuant to this Article, or the proceeds from the surrender of any insurance


DEED OF TRUST                                                            Page 11
-------------

                                                                    Exhibit 99.2


policies pursuant to SUBSECTION 3.2(I) hereof, or any rental collected by Beneficiary from the Property, or the reserves required by SECTION 6.3 hereof, or sums received pursuant to SECTION 6.1 hereof, or proceeds from insurance which Beneficiary elects to apply to the Obligation pursuant to SECTION 6.2 hereof, shall be applied by Trustee, or by Beneficiary, as the case may be, as follows: first, to the payment of all expenses of advertising, selling and conveying the Property or part thereof, including reasonable attorneys' fees; second, to accrued interest on the Obligation; third, to principal on the matured portion of the Obligation; fourth, to prepayment of the unmatured portion, if any, of the Obligation applied to installments of principal in inverse order of maturity; and fifth, the balance, if any, remaining after the full and final payment and performance of the Obligation, to the person or persons legally entitled thereto.

        Section 3.7. ABANDONMENT OF SALE. In the event a foreclosure hereunder is commenced by Trustee in accordance with SUBSECTION 3.2(C) hereof, Beneficiary may, at any time before the sale, direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and for the foreclosure of the liens and security interests hereof. If Beneficiary should institute a suit for the collection of the Note and for a foreclosure of the liens and security interests hereof, Beneficiary may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Property or any part thereof in accordance with the provisions of this Deed of Trust.

        Section 3.8. PAYMENT OF FEES. If the Note or any other part of the Obligation shall be collected or enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to the beneficiary to mature same, or if Beneficiary becomes a party to any suit where this Deed of Trust or the Property or any part thereof is involved, Grantor agrees to pay Beneficiary's attorneys' and collection fees, and such fees shall be and become a part of the Obligation.

        Section 3.9. INDEMNIFICATION OF TRUSTEE. Except for gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by Trustee in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Grantor shall indemnify Trustee against all liability and expenses which Trustee may incur in the performance of Trustee's duties hereunder.

        Section 3.10. SUBSTITUTE TRUSTEE. Beneficiary may appoint a substitute Trustee (a) if Trustee herein named or any substitute Trustee shall die, resign, or fail, refuse or be unable, for any reason, to make any such sale or to perform any of the trusts herein declared; or (b) at the option of Beneficiary from time to time as often and whenever Beneficiary prefers and with or without any reason or cause. Each appointment shall be in writing, but without the necessity of recordation, notice to Grantor, or any other action or formality. Each substitute trustee so appointed shall thereupon by such appointment become Trustee and succeed to all the estates, titles, rights, powers, trusts and duties of predecessor Trustee. Any such appointment may be executed by Beneficiary or any authorized representative of Beneficiary, and such appointment shall be presumed conclusively to have been executed with due and proper authority. Without limiting the generality of the foregoing, if Beneficiary is a corporation, bank or association, of any type or character, such appointment may be executed in its behalf by any officer of Beneficiary and shall be presumed conclusively to have been executed with due and proper authority without necessity of proof of any action by the board of directors or any superior officer. Wherever herein


DEED OF TRUST                                                            Page 13
-------------

                                                                    Exhibit 99.2


the word "Trustee" is used, the same shall mean the duly appointed trustee or substitute trustee hereunder at the time in question. Trustee may resign by written notice to Beneficiary.

                                   ARTICLE IV
                               SECURITY AGREEMENT

        This Deed of Trust is also a security agreement between Grantor, as debtor, and Beneficiary, as secured party. Grantor hereby grants to Beneficiary and Beneficiary's successors and assigns, a security interest in those portions of the Property which constitute Accessories and each and every part thereof, and in all proceeds from the sale, lease or other disposition thereof, and in all sums, proceeds, funds and reserves described or referred to in SECTIONS 6.1,
6.2 and 6.3 hereof. However, the grant of a security interest in proceeds shall not be deemed to authorize any action otherwise prohibited herein. The security interest created hereby is specifically intended to cover and include all leases of the Property (in this ARTICLE IV, together with all amendments and supplements thereto made as provided therein, called the "LEASES"), between Grantor (or parties acting on behalf of Grantor), as lessor or as successor to or assignee from the lessor, and tenants which occupy the Property under the Leases, including all extended terms and all extensions and renewals of the terms thereof, as well as any amendments to or replacements of said Leases, together with all the right, title and interest of Grantor, as lessor thereunder, including, without limiting the generality of the foregoing, the present and continuing right to make claim for, collect, receive and receipt for any and all of the rents, income, revenues, issues and profits and moneys payable as damages or in lieu of rent and moneys payable as the purchase price of the Property or any part thereof or of awards or claims for money and other sums of money payable or receivable thereunder howsoever payable, and to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which Grantor or any lessor is or may become entitled to do under the Leases, all as assigned to Beneficiary in accordance with ARTICLE V hereof; provided, that this provision and said ARTICLE V shall not impair or diminish any obligation of Grantor under the Leases, nor shall any obligation be imposed upon Beneficiary. In addition to Beneficiary's rights hereunder or otherwise, Beneficiary shall have all of the rights of a secured party under the Texas Business and Commerce Code, as amended (the "CODE"). Grantor, from time to time, upon each request of Beneficiary, shall promptly (a) execute and deliver to Beneficiary all financing statements as required by Beneficiary in order to establish or maintain the validity, perfection or priority of the security interest with respect to the Accessories or fixtures; (b) pay to Beneficiary on demand all costs of preparation and filing of financing statements pursuant hereto and all costs of Code searches reasonably required by Beneficiary; and
(c) give to Beneficiary a certificate in form satisfactory to Beneficiary listing all trade names of Grantor and under which Grantor operates or intends to operate the Property or any part thereof, and give to Beneficiary advance written notice of any proposed change of any such trade name and of any change of name (or trade name or assumed name), identity or structure of Grantor. A carbon, photographic or other reproduction of this Deed of Trust or of a financing statement executed pursuant hereto is sufficient as a financing statement. This Deed of Trust is, without limitation, intended to be a financing statement filed as a fixture filing with respect to the portions of the Property which are or are to become fixtures, and as mineral, crop and timber filing. The address of Grantor (debtor) is set forth on the first page hereof and the address of Beneficiary (secured party) from whom information concerning the security interest may be obtained, is set forth in SECTION 1.1 hereof. Grantor is the record owner of the Land, the Improvements and the Accessories.


DEED OF TRUST                                                            Page 14
-------------

                                                                    Exhibit 99.2


                                    ARTICLE V
                      ASSIGNMENT OF RENTS, LEASES, PROFITS,
                           INCOME, CONTRACTS AND BONDS
                           ---------------------------

        Section 5.1. ASSIGNMENT OF LEASES. Grantor hereby assigns to Beneficiary all existing and future leases, including, without limitation, all subleases thereof, and any and all extensions, renewals, modifications and replacements thereof, upon any part of the Property (collectively, the "LEASES"). Grantor hereby further assigns to Beneficiary all guaranties of tenants' performance under the Leases. Prior to a Default, Grantor shall have the right, without joinder of Beneficiary, to enforce the Leases, unless Beneficiary directs otherwise.

        Section 5.2. ASSIGNMENT OF RENTS. Grantor does hereby absolutely and unconditionally assign, transfer and set over to Beneficiary all rents, income, receipts, revenues, issues, profits and proceeds to be derived from the Property, including, without limitation, the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues, profits and other sums of money that may now or at any time hereafter become due and payable to Grantor under the terms of any leases now or hereafter covering the Property, or any part thereof, including, but not limited to, minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following Default, all proceeds payable under any policy of insurance covering the loss of rents resulting from untenantability caused by destruction or damage to the Property, and all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy, including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law, together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property or any part thereof (collectively, the "RENTS"); and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property; subject however to a license hereby granted by Beneficiary to Grantor to collect and receive all of the foregoing (such license evidenced by Beneficiary's acceptance of this Deed of Trust), subject to the terms and conditions hereof. Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, the assignment in this Paragraph is an absolute, unconditional and presently effective assignment and not merely a security interest; provided, however, upon the occurrence of a Default hereunder or upon the occurrence of any event or circumstance which with the lapse of time or the giving of notice or both would constitute a Default hereunder, such license shall automatically and immediately terminate and Grantor shall hold all Rents paid to Grantor thereafter in trust for the use and benefit of Beneficiary and Beneficiary shall have the right, power and authority, whether or not it takes possession of the Property, to seek enforcement of any such lease, contract or bond and to demand, collect, receive, sue for and recover in its own name any and all of the above described amounts assigned hereby and to apply the sum(s) collected, first to the payment of expenses incident to the collection of the same, and the balance to the payment of the Obligation; provided further, however, that Beneficiary shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose. It shall not be necessary for Beneficiary to institute any type of legal proceedings or take any other action whatsoever to enforce the assignment provisions in this SECTION 5.2.


DEED OF TRUST                                                            Page 15
-------------

                                                                    Exhibit 99.2


        Section 5.3. WARRANTIES CONCERNING LEASES AND RENTS. Grantor represents and warrants that:

                (a) Grantor has good title to the Leases and Rents and authority to assign them, and no other person or entity has any right, title or interest therein;

                (b) all existing Leases are valid, unmodified and in full force and effect, except as indicated herein, and no default exists thereunder;

                (c) unless otherwise provided herein, no Rents have been or will be assigned, mortgaged or pledged;

                (d) no Rents have been or will be anticipated, waived, released, discounted, set off or compromised; and

                (e) except as indicated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents.

        Section 5.4. GRANTOR'S COVENANTS OF PERFORMANCE. Grantor covenants to:

                (a) perform all of its obligations under the Leases and give prompt notice to Beneficiary of any failure to do so;

                (b) give immediate notice to Beneficiary of any notice Grantor receives from any tenant or subtenant under any Leases, specifying any claimed default by any party under such Leases, excluding, however, notices of default under residential leases;

                (c)     enforce the tenant's obligations under the Leases;

                (d) defend, at Grantor's expense, any proceeding pertaining to the Leases, including, if Beneficiary so requests, any such proceeding to which Beneficiary is a party; and

                (e) neither create nor permit any encumbrance upon its interest as lessor of the Leases, except this Deed of Trust and any other encumbrances permitted by this Deed of Trust.

        Section 5.5. PRIOR APPROVAL FOR ACTIONS AFFECTING LEASES. Grantor shall not, without the prior written consent of Beneficiary:

                (a)     receive or collect Rents more than one month in advance;

                (b)     encumber or assign future Rents;

                (c) waive or release any material obligation of any tenant under the Leases;

                (d) cancel, terminate or modify any of the Leases; cause or permit any cancellation, termination or surrender of any of the Leases; or commence


DEED OF TRUST                                                            Page 16
-------------

                                                                    Exhibit 99.2


                        any proceedings for dispossession of any tenant under any of the Leases, except upon default by the tenant thereunder;

                (e) renew or extend any of the Leases, except pursuant to terms in existing Leases;

                (f)     permit any assignment of the Leases; or

                (g)     enter into any Leases after the date hereof.

        Section 5.6. SETTLEMENT FOR TERMINATION. Grantor agrees that no settlement for damages for termination of any of the Leases under the Federal Bankruptcy Code, or under any other federal, state or local statute, shall be made without the prior written consent of Beneficiary, and any check in payment of such damages will be made payable to both Grantor and Beneficiary. Grantor hereby assigns any such payment to Beneficiary to be applied to the Obligation as Beneficiary may elect and agrees to endorse any check for such payment to the order of Beneficiary.

        Section 5.7. BENEFICIARY IN POSSESSION. Beneficiary's acceptance of this assignment shall not, prior to entry upon and taking possession of the Property by Beneficiary, be deemed to constitute Beneficiary a "mortgagee in possession," nor obligate Beneficiary to appear in or defend any proceedings relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Beneficiary. Beneficiary shall not be liable for any injury or damage to any person or property in or about the Property.

        Section 5.8. APPOINTMENT OF ATTORNEY. Grantor hereby irrevocably appoints Beneficiary its attorney-in-fact, coupled with an interest, empowering Beneficiary to subordinate any Leases to this Deed of Trust.

        Section 5.9. INDEMNIFICATION. Grantor hereby indemnifies and holds Beneficiary (which shall include the directors, officers, partners, employees, representatives and agents of Beneficiary and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Beneficiary) harmless from all liability, damage or expense imposed on or incurred by Beneficiary from any claims under the Leases, including, without limitation, any claims by Grantor with respect to payments of Rents made directly to Beneficiary after Default and claims by any tenant for security deposits or for rental payments more than one (1) month in advance and not delivered to Beneficiary. All amounts indemnified against hereunder, including, without limitation, attorneys' fees, if paid by Beneficiary shall bear interest at the maximum lawful rate and shall be payable by Grantor in accordance with
SECTION 1.1 hereof. The foregoing indemnities shall not terminate upon the foreclosure, release or other termination of this Deed of Trust but will survive foreclosure of this Deed of Trust or conveyance in lieu of foreclosure and the repayment of the Obligation and the discharge and release of this Deed of Trust and the other Loan Documents.

        Section 5.10. RECORDS. Upon request by Beneficiary, Grantor shall deliver to Beneficiary executed copies of all Leases and copies of all records relating thereto.


DEED OF TRUST                                                            Page 17
-------------

                                                                    Exhibit 99.2


        Section 5.11. MERGER. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Beneficiary.

        Section 5.12. RIGHT TO RELY. Grantor hereby irrevocably authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary without further consent of Grantor, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Grantor under the Leases. The provisions of this Paragraph are intended solely for the benefit of the tenants and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, other than a tenant who has not received such notice. The assignment of Rents set forth in SECTION 5.2 is not contingent upon any notice or demand by Beneficiary to the tenants.

                                   ARTICLE VI
                               SPECIAL PROVISIONS
                               ------------------

        Section 6.1. CONDEMNATION PROCEEDS. Beneficiary shall be entitled to receive any and all sums which may be awarded or become payable to Grantor for the condemnation of the Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Property. All such sums are hereby assigned to Beneficiary and Grantor shall, upon request of Beneficiary, make, execute, acknowledge and deliver any and all additional assignments and documents as may be necessary from time to time to enable Beneficiary to collect and receipt for any such sums. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sums received by Beneficiary as a result of condemnation shall be applied to installments on the Obligation in inverse order of maturity.

        Section 6.2. INSURANCE PROCEEDS. The proceeds of any and all insurance upon the Property shall be collected by Beneficiary and Beneficiary shall have the option, in Beneficiary's sole discretion, to apply any proceeds so collected either to the restoration of the Property or to the liquidation of the Obligation.

        Section 6.3. RESERVE FOR TAXES, ASSESSMENTS AND INSURANCE PREMIUMS. Upon Grantor's failure to perform the covenants of this Deed of Trust concerning the delivery to Beneficiary of evidence of the payment of taxes and insurance premiums on the Property and upon written request by Beneficiary, Grantor shall create a fund or reserve for the payment of all insurance premiums, taxes and assessments against or affecting the Property by paying to Beneficiary, on the first day of each calendar month prior to the maturity of the Note, a sum equal to the premiums that will next become due and payable on the hazard insurance policies covering the Property or any part thereof, plus taxes and assessments next due on the Property or any part thereof as estimated by Beneficiary, less all sums paid previously to Beneficiary therefor divided by the number of months to elapse before one (1) month prior to the date when such premiums, taxes and assessments will become due; such sums to be held by Beneficiary without interest, unless interest is required by applicable law, for the purposes of paying such premiums, taxes and assessments. Any excess reserve shall, at the discretion of Beneficiary, be credited by Beneficiary on subsequent reserve payments or subsequent payments to be made on the Note by the maker thereof, and any deficiency shall be paid by Grantor to Beneficiary on or before the date when such premiums, taxes and assessments shall become delinquent. In the event there exists deficiency in such fund or reserve at any time when taxes, assessments or insurance


DEED OF TRUST                                                            Page 18
-------------

                                                                    Exhibit 99.2


premiums are due and payable, Beneficiary may, but shall not be obligated to, advance the amount of such deficiency on behalf of Grantor and such amounts so advanced shall become a part of the Obligation, shall be immediately due and payable, and shall bear interest at the rate provided in the Note from the date of such advance through and including the date of repayment. Transfer of legal title to the Property shall automatically transfer the interest of Grantor in all sums deposited with Beneficiary under the provisions hereof or otherwise.

        Section 6.4. RIGHT TO ACCELERATE UPON TRANSFER. If Grantor shall sell, convey, assign or transfer all or any part of the Property or any interest therein or any beneficial interest in Grantor, Beneficiary may, at Beneficiary's option, without demand, presentment, protest, notice of protest, notice of intent to accelerate, notice of acceleration or other notice, or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner on the Obligation, declare the Obligation to be immediately due and payable, which option may be exercised at any time following such sale, conveyance, assignment or transfer, and upon such declaration the entire unpaid balance of the Obligation shall be immediately due and payable. Beneficiary may, in Beneficiary's sole discretion and at Grantor's request, decide not to exercise said option, in which event Beneficiary's forbearance may be predicated on such terms and conditions as Beneficiary may, in Beneficiary's sole discretion require, including, but not limited to, Beneficiary's approval of the transferee's creditworthiness and management ability, the execution and delivery to Beneficiary by transferee prior to the sale, transfer, assignment or conveyance of a written assumption agreement containing such terms as Beneficiary may require, including, but not limited to, a payment of a part of the principal amount of the Obligation, an increase in the rate of interest payable by the Obligation, the payment of an assumption fee, a modification of the term of the Obligation and such other terms as Beneficiary may require, or Beneficiary may require any of such modifications of the terms of the Obligation without requiring an assumption thereof by the transferee. Should the Property be sold, traded, transferred, assigned, exchanged or otherwise disposed of without the prior written consent of Beneficiary and should payment of any portion of the Obligation thereafter be accepted by Beneficiary, such acceptance shall not be deemed a waiver of the requirement of Beneficiary's consent in writing thereto or with respect to any other sale, trade, transfer, assignment, exchange or other disposition. Notwithstanding the foregoing, said option shall not apply in case of sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new.

        Section 6.5. SUBORDINATE FINANCING. If Grantor, without the prior written consent of Beneficiary, executes or delivers any pledge, security agreement, mortgage or deed of trust covering all or any portion of the Property (hereinafter called "SUBORDINATE MORTGAGE"), Beneficiary may, at Beneficiary's option, which option may be exercised at any time following such pledge, security agreement, mortgage or deed of trust, without demand, presentment, protest, notice of protest, notice of intent to accelerate, notice of acceleration or other notice, or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner on the Obligation, declare the Obligation to be immediately due and payable. In the event of consent by Beneficiary to the granting of a Subordinate Mortgage, or in the event the above-described right of Beneficiary to declare the Obligation to be immediately due and payable upon the granting of a Subordinate Mortgage without the prior written consent of Beneficiary is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable law, Grantor will not execute or deliver any Subordinate Mortgage unless (i) it shall contain express covenants to the effect: (a) that the Subordinate Mortgage is in all respects unconditionally subject and subordinate to the lien and security interest evidenced by this Deed of Trust and each term and provision hereof; (b) that if any action or proceeding shall be instituted to foreclose the


DEED OF TRUST                                                            Page 19
-------------

                                                                    Exhibit 99.2


Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Property will be named as a party defendant, nor will any action be taken with respect to the Property which would terminate any occupancy or tenancy of the Property without the prior written consent of Beneficiary; (c) that the rents and profits, if collected through a receiver or by the holder of the Subordinate Mortgage, shall be applied first to the obligations secured by this Deed of Trust, including principal and interest due and owing on or to become due and owing on the Note and the other indebtedness secured hereby, and then to the payment of maintenance, operating charges, taxes, assessments, and disbursements incurred in connection with the ownership, operation and maintenance of the Property; and (d) that if any action or proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), written notice of the commencement thereof will be given to Beneficiary contemporaneously with the commencement of such action or proceeding; and (ii) a copy thereof shall have been delivered to Beneficiary not less than ten (10) days prior to the date of the execution of such Subordinate Mortgage.

        Section 6.6. ENVIRONMENTAL MATTERS; COMPLIANCE WITH LAWS. Grantor warrants and represents to Beneficiary that (a) the occupancy, operation, and use of the Property shall not violate any applicable law, statute, ordinance, rule, regulation, order, or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (of record or otherwise) affecting the Property, including, without limitation, applicable zoning ordinances and building codes, the Americans with Disabilities Act of 1990, flood disaster laws and health and environmental laws and regulations (hereinafter sometimes collectively called the "APPLICABLE REGULATIONS"); (b) Grantor and any lessee of space from Grantor in the Property shall obtain all permits, licenses, or similar authorizations required by reason of any Applicable Regulations pertaining to health or the environment (hereinafter sometimes collectively called "APPLICABLE ENVIRONMENTAL LAWS"), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") and the Resource Conservation and Recovery Act of 1976 ("RCRA"), as each is amended from time to time; and (c) the use that Grantor intends to make, or intends to allow, of the Property will not result in the disposal of or release of any hazardous substance or solid waste onto or into the Property, or any part thereof, in violation of any Applicable Environmental Laws. The terms (as used in this Deed of Trust) "HAZARDOUS SUBSTANCE" and "RELEASE" have the meanings specified in CERCLA, and the terms "SOLID WASTE" and "DISPOSAL" (or "DISPOSED") have the meanings specified in RCRA. If either CERCLA or RCRA is amended to broaden the meaning of any term defined thereby, the broader meaning shall apply to this provision after the effective date of the amendment. Moreover, to the extent that Texas law establishes a meaning for "HAZARDOUS SUBSTANCE", "RELEASE", "SOLID WASTE", or "DISPOSAL" that is broader than that specified in either CERCLA or RCRA, the broader meaning shall apply.

        Beneficiary (through its officers, employees and agents) at any reasonable time and from time to time, either prior to or after Default in this Deed of Trust or under the Note secured hereby, may employ persons (the "SITE REVIEWERS") to conduct environmental site assessments ("SITE ASSESSMENTS") on the Property to determine whether or not there exists on the Property any environmental condition which might result in any liability, cost or expense to the owner, occupier or operator of the Property arising under the Applicable Environmental Laws. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Beneficiary (so as not to unreasonably interfere with the operation of the Property). The Site Reviewers are authorized at their own risk to enter upon the Property and to perform above and below-the-ground testing (including, without limitation, taking


DEED OF TRUST                                                            Page 20
-------------

                                                                    Exhibit 99.2


of core samples) to determine environmental damage or presence of any hazardous substance or solid waste in, on or under the Property and such other tests as may be necessary or desirable, in the opinion of the Site Reviewers, to conduct Site Assessments. Grantor will supply to the Site Reviewers such historical and operational information available to Grantor regarding the Property as may be requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters.

        Grantor shall indemnify, defend (with counsel selected by Beneficiary) and hold Beneficiary harmless from and against, and reimburse Beneficiary with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs, and expenses (including attorney's fees and court costs) of every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Beneficiary at any time and from time to time by reason of or arising out of any violation of an Applicable Environmental Law and all matters arising out of acts, omissions, events, or circumstances relating to the Property (including, without limitation, the presence on the Property or release from or to the Property of hazardous substances or solid wastes disposed of or otherwise released and Grantor's breach of any of its covenants, representations or indemnities under this provision), regardless of whether the act, omission, event, or circumstance constituted a violation of any Applicable Environmental Law at the time of the existence or occurrence.

        Section 6.7. APPRAISALS. Upon written request of Beneficiary, Grantor agrees to reimburse Beneficiary for the full cost of narrative appraisals of the Property, such appraisals being required from time-to-time in Beneficiary's sole discretion to re-evaluate the current value of the Property due to (a) a deterioration of Grantor's revenue from the Property, (b) an increase in Grantor's operating expenses for the Property, or (c) other events which would suggest a deterioration in the value of the Property. Each appraisal shall be ordered directly by Beneficiary from an appraiser satisfactory to Beneficiary and shall be in form and substance necessary to comply with all laws and regulations affecting Beneficiary. Grantor shall reimburse Beneficiary for any requested appraisal expense within thirty (30) days from the date of the written request by Beneficiary. Appraisals may be ordered by Beneficiary at any time in its sole discretion, but Grantor is required to reimburse Beneficiary for only one appraisal in any calendar year. Failure of Grantor to reimburse Beneficiary for any requested appraisal (not to exceed one appraisal in any twelve month period) shall constitute a Default under this Deed of Trust.

        Section 6.8. CONTEST OF CERTAIN CLAIMS. Notwithstanding the provisions of SUBSECTIONS 2.2(B) or 2.2(H) hereof, Grantor shall not be in default for failure to pay or discharge any tax, assessment, or mechanic's or materialman's lien asserted against the Property if, and so long as, (a) Grantor shall have notified Beneficiary of same within five days of obtaining knowledge thereof; (b) Grantor shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Property or any part thereof, to satisfy the same; (c) Grantor shall have furnished to Beneficiary a cash deposit, or an indemnity bond satisfactory to Beneficiary with a surety satisfactory to Beneficiary, in the amount of the tax, assessment or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof; (d) Grantor shall promptly upon final determination thereof pay the amount of any such tax, assessment or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (e) the failure to pay the tax, assessment or mechanic's or materialman's lien claim


DEED OF TRUST                                                            Page 21
-------------

                                                                    Exhibit 99.2


does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of the Property; and (f) notwithstanding the foregoing, Grantor shall immediately upon request of Beneficiary pay (and if Grantor shall fail so to do, Beneficiary may, but shall not be required to, pay or cause to be discharged or bonded against) any such tax, assessment or claim notwithstanding such contest, if in the reasonable opinion of Beneficiary the Property shall be in jeopardy or in danger of being forfeited or foreclosed. Beneficiary may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Beneficiary, the entitlement of such claimant is established.

                                   ARTICLE VII
                                  MISCELLANEOUS
                                  -------------

        Section 7.1. RELEASE. If the Obligation is paid in full in accordance with the terms of this Deed of Trust, the Note and the Loan Documents, and if Grantor shall well and truly perform all of Grantor's covenants contained herein, then this conveyance shall become null and void and be released at Grantor's request and expense and Beneficiary shall have no further obligation to make advances under and pursuant to the provisions hereunder or in the Note.

        Section 7.2. RIGHTS CUMULATIVE. Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Property or any portion thereof), and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Obligation or any part thereof, or against any one or more of them, or against the Property, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. All rights and remedies of Beneficiary hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Property.

        Section 7.3. WAIVER. Any and all covenants in this Deed of Trust may, from time to time, by instrument in writing signed by Beneficiary and delivered to Grantor, be waived to such extent and in such manner as Beneficiary may desire, but no such waiver shall ever affect or impair Beneficiary's rights, remedies, powers, privileges, liens, titles and security interests hereunder except to the extent so specifically stated in such written instrument. No waiver of any Default on the part of Grantor or a breach of any of the provisions of this Deed of Trust or of any Loan Document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. The granting of any consent or approval by Beneficiary shall be limited to the specific instance and shall not waive or exhaust the requirement of consent or approval in any other instance. Except as otherwise specified herein, in any instance hereunder where Beneficiary's approval or consent is required or the exercise of Beneficiary's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Beneficiary, and Beneficiary shall not, for any reason or to any extent,


DEED OF TRUST                                                            Page 22
-------------

                                                                    Exhibit 99.2


be required to grant such approval or consent or exercise such judgment in any particular manner regardless of the reasonableness of the request or of Beneficiary's judgment.

        Section 7.4. PAYMENTS. Remittances in payment of any part of the Obligation other than in the required amount in funds immediately available at the place where the Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in funds immediately available at the place where the
Note is payable (or such other place as Beneficiary, in Beneficiary's sole discretion, may have established by delivery of written notice thereof to Grantor) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be a default.

        Section 7.5. EXCEPTIONS TO COVENANTS. Grantor shall not be deemed to be permitted to take any action or to fail to take any action, notwithstanding
(a) that the action or omission may be permitted as an exception to any of the covenants or conditions contained herein, or (b) that obligations of Grantor or rights of Beneficiary are provided herein with respect to the action or omission (or the result thereof), if the action or omission would result in the breach of any other covenant or condition contained herein or in any of the Loan Documents, nor shall Beneficiary be deemed to have consented to any such act or omission if the same would provide cause for acceleration of the Obligation.

        Section 7.6. CHANGE OF SECURITY. Any part of the Property may be released, regardless of consideration, by Beneficiary from time to time without impairing, subordinating or affecting in any way the lien, security interest and other rights hereof against the remainder. The lien, security interest and other rights granted hereby shall not be affected by any other security taken for the Obligation or any part thereof. The taking of additional security, or the extension, renewal or rearrangement of the Obligation or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby, or affect the liability of any endorser or guarantor or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any renewal, extension or rearrangement of the Obligation or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Property not expressly released until the Obligation is fully paid and performed.

        Section 7.7. CONTROLLING AGREEMENT. The parties hereto intend to conform strictly to the applicable usury laws. All agreements between Grantor (and any other party liable for any part of the Obligation) and Beneficiary, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no event whatsoever, whether by reason of acceleration of the maturity of the Obligation or otherwise, shall the interest contracted for, charged or received by Beneficiary hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, the interest payable to Beneficiary shall be reduced automatically to the maximum amount permitted under applicable law. If Beneficiary shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, the amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Obligation in inverse order of maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Obligation, such excess shall be refunded to Grantor, or to the maker of the Note or other evidence of indebtedness if other


DEED OF TRUST                                                            Page 23
-------------

                                                                    Exhibit 99.2


than Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term, including any renewal or extension, of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The terms and provisions of this section shall control and supersede every other provision of all existing and future agreements between Grantor, the maker of the Note or other evidence of indebtedness if other than Grantor, and Beneficiary.

        Section 7.8. EFFECT OF TRANSFER ON GRANTOR'S LIABILITY. If the ownership (legal or beneficial) of the Property or any part thereof becomes vested in a person other than Grantor, or in the event of a change in ownership (legal or beneficial) of any Grantor other than an individual, Beneficiary may, without notice to or consent of Grantor or Grantor's successors, deal with such successor or successors in interest with reference to this Deed of Trust and the Obligation either by way of forbearance on the part of Beneficiary, or extension of time of payment of the Obligation, or release of all or any part of the property or any other property securing payment of the Obligation, or otherwise, without in any way modifying or affecting Beneficiary's rights and liens hereunder or the liability of Grantor or any other party liable for payment of the Obligation, in whole or in part.

        Section 7.9. WAIVER OF RIGHT TO MARSHAL. Grantor hereby waives all rights of marshaling in the event of any foreclosure of the liens and security interests hereby created.

        Section 7.10. SUBROGATION. To the extent that proceeds of the Obligation are used to renew, extend or pay any outstanding debt or to perform any obligation, such proceeds have been advanced by Beneficiary at Grantor's request, and Beneficiary shall be subrogated to all liens, security interests, rights, priorities, powers, titles, equities and interests owned or held by any owner or holder of such outstanding debt or obligation, however remote, irrespective of whether the same are released of record, and all of the same are recognized as valid and subsisting and are renewed, continued and preserved in force to secure the Obligation; provided, however, that if and to the extent Beneficiary desires in each case, the terms and provisions hereof and of the other Loan Documents shall govern the rights and remedies of Beneficiary and shall supersede the terms, provisions, rights, and remedies under any lien, security interest, charge or other encumbrance to which Beneficiary is subrogated hereunder.

        Section 7.11. COVENANT TO PERFORM. Grantor and each subsequent owner of the Property or any part thereof, covenants and agrees that Grantor or any subsequent owner will perform or cause to be performed, each and every condition, term, provision and covenant of this Deed of Trust, except that Grantor shall have no duty to pay the indebtedness evidenced by the Note except in accordance with the terms of the Note and all renewals and extensions thereof, and this Deed of Trust or in accordance with the terms of the transfer to Grantor or any subsequent owner.

        Section 7.12. NOTICE. Except as otherwise provided herein, all notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be deemed to be given and delivered when received, or if earlier and regardless of whether or not actually received (except where actual receipt is specified herein), upon deposit in a regularly maintained receptacle for the United States mail, registered or certified, postage fully prepaid, return receipt requested, addressed to the addressee at such addressee's address set forth herein or at such other address as such party may have specified theretofore by notice delivered in accordance with this Section and actually received by the addressee. To the extent actual receipt is required herein, rejection or other refusal to accept or the inability to deliver because of


DEED OF TRUST                                                            Page 24
-------------

                                                                    Exhibit 99.2


changed address of which no notice was received shall be deemed to be receipt of the notice, demand, request or other communication sent.

        Section 7.13. ENFORCEABILITY. If any provision of this Deed of Trust or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Deed of Trust nor the application of such provision to any other person or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law. If the rights and liens created by this Deed of Trust shall be held by a court of competent jurisdiction to be invalid or unenforceable as to any part of the Obligation, the portion of the Obligation which as the result of such invalidity or unenforceability is no longer secured by the liens and security interests herein granted shall be completely paid prior to the payment of the portion, if any, of the Obligation which shall continue to be secured hereunder, and all payments made on the Obligation shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Obligation.

        Section 7.14. BINDING EFFECT. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, personal representatives, successors, and assigns of the parties hereto and shall be covenants running with the Land. The term "Grantor" shall include in their individual capacities and jointly all parties hereinabove named a Grantor. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and, if more than one, of each party named a Grantor hereinabove, and each such party's heirs, personal representatives, successors and assigns. Each party who executes this Deed of Trust and each subsequent owner of the Property or any part thereof (other than Beneficiary), covenants and agrees that it will perform, or cause to be performed, each term, provision, covenant and condition of this Deed of Trust.

        Section 7.15. HEADINGS; CONSTRUCTION. The headings which have been used throughout this Deed of Trust have been inserted for convenience of reference only and do not constitute matter to be construed in interpreting this Deed of Trust. Words of any gender used in this Deed of Trust shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. The words "herein," "hereof," "hereunder" and other similar compounds of the words "here" when used in this Deed of Trust shall refer to the entire Deed of Trust and not to any particular provision or section.

        Section 7.16. COUNTERPARTS. This Deed of Trust has simultaneously been executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original. If any Grantor is a corporation, this instrument is executed, acknowledged and delivered by Grantor's officers hereunto duly authorized.

        Section 7.17. CONTROLLING LAW. This Deed of Trust shall be governed by and construed in accordance with Texas law and applicable United States federal law.

        Section 7.18.   PARTIAL RELEASES.

        (a)     DEFINITIONS.

                (1) The terms "LOT" and "LOTS" as used in this Section 7.18 shall mean and refer respectively to any one or more of the platted lots as shown and identified on the Plat


DEED OF TRUST                                                            Page 25
-------------

                                                                    Exhibit 99.2


        which has been duly approved by final action of the City Council of the City of Dallas, executed by all appropriate parties, filed of record in the official plat records of Dallas County, Texas and which Plat complies with all applicable provisions of this Deed of Trust and the Loan Agreement.

                (2) The term "RELEASE PRICE" shall mean the greater of: (i) an amount equal to ninety percent (90%) of the net proceeds which the Grantor is entitled to receive from the sale of the Lot which is the subject of the release, or (ii) an amount equal to one hundred and twenty-five percent (125%) of the result obtained by dividing the aggregate total principal amount advanced on the Note under the terms of the Loan Agreement by the total number of Lots in the Plat.

                (3) The term "PLAT" shall have the meaning ascribed thereto in Section 7.18(b)(1) below.

        (b) PARTIAL RELEASE TERMS. So long as: (i) a Default has not occurred and is not then existing, or (ii) no event has occurred which would be a Default, after the expiration of any expressly granted notice and opportunity to cure, if any, Grantor shall be entitled to obtain a partial release of the Land or portions thereof from the liens and security interest set forth in this Deed of Trust and the other Loan Documents in accordance with all of the following terms and ONLY upon the occurrence of or compliance with all of the following conditions precedent:

                (1) The final plat (the "Plat") of the Land, in form and substance acceptable to Beneficiary and in compliance with the terms of this Deed of Trust and the Loan Documents, shall have been approved by final action of the City Council of the City of Dallas and has been filed of record in the plat records of Dallas County, Texas;

                (2) All of the Improvements (as defined in the Loan Agreement) shall have been fully completed and paid for in accordance with the requirements of the Loan Agreement and have been formally accepted by the City of Dallas;

                (3) Grantor shall have delivered to Beneficiary a written request for such partial release, together with cash or cash equivalent in the amount of the Release Price for each Lot of the Land to be released plus an amount equal to all of Beneficiary's costs incurred or to be incurred in connection with the requested partial release. The Release Price shall be applied by Beneficiary towards the payment of the indebtedness represented by the Note. All payments for partial releases shall be made at the office of the Beneficiary;

                (4) The minimum requirements of Section 4.16(b) of the Loan Agreement shall have been met and complied with in full;

                (5) Grantor shall have delivered to Beneficiary a form of partial release of lien in form and substance satisfactory to Beneficiary, and a copy of a survey or current Plat of record showing the Lot(s) proposed to be released and its/their relationship to the remaining unreleased portions of the Land;

                (6) Grantor shall have delivered to the Beneficiary such other documentation to evidence Grantor's compliance with the terms of this Deed of Trust and the other Loan Documents as Beneficiary may reasonably require.


DEED OF TRUST                                                            Page 26
-------------

                                                                    Exhibit 99.2


        After the execution and delivery by Beneficiary of any such partial release, all proceeds from the sale of any particular Lot partially so released by Beneficiary which are in excess of the Release Price shall be delivered to Grantor, and upon delivery to Grantor, such excess proceeds shall be deemed released from all liens and security interests created herein and in the other Loan Documents.

        EXECUTED as of the date first above written.


                        GRANTOR:

                        BEHRINGER HARVARD NORTHWEST HIGHWAY LP, A TEXAS LIMITED PARTNERSHIP

                        BY:     BEHRINGER HARVARD NORTHWEST HIGHWAY GP, LLC,
                                A TEXAS LIMITED LIABILITY COMPANY, ITS GENERAL PARTNER

                                BY: ___________________________________________
                                NAME:__________________________________________
                                TITLE:_________________________________________


SCHEDULE OF EXHIBITS:
---------------------

Exhibit A - Land
Exhibit B - Permitted Exceptions





THE STATE OF TEXAS                      ss.
                                        ss.
COUNTY OF ___________________           ss.

        This instrument was acknowledged before me on the ____ day of April, 2005, by _______________________, _____________ of BEHRINGER HARVARD NORTHWEST
HIGHWAY GP, LLC, A TEXAS LIMITED LIABILITY COMPANY, GENERAL PARTNER OF BEHRINGER HARVARD NORTHWEST HIGHWAY LP, A TEXAS LIMITED PARTNERSHIP, on behalf of said limited partnership.


                                -------------------------------------------
                                Notary Public in and for the State of Texas


DEED OF TRUST                                                            Page 27
-------------

                                                                    Exhibit 99.2


PREPARED IN THE LAW OFFICE OF:
-----------------------------
Adams, Lynch & Loftin, P.C.
John T. Lynch, IV
1903 Central Drive, Suite 400
Bedford, TX  76021




DEED OF TRUST                                                            Page 28
-------------

                                                                    Exhibit 99.2


                                   EXHIBIT "A"
                                Legal Description

BEING a tract of land situated in the James L. Farquhar Survey, Abstract No. 455 and the Wilson Baker Survey, Abstract No. 54, City of Dallas Block 5573, Dallas County, Texas and being the same land described in a deed to J.D. Whitworth and Millie Brown, recorded in Volume 2002024, Page 13959, Deed Records, Dallas County, Texas and being further described as follows:

BEGINNING at a 1/2 inch iron rod found on the South right-of-way line of Northwest Highway (100' right-of-way) and being the Northeast corner of the Cochran Chapel Circle Addition, as recorded in Volume 73201, Page 1020, Deed Records, Dallas County Texas;

THENCE, along said South right-of-way line, South 82 degrees 55 minutes 00 seconds East a distance of 511.31 feet, to a 1/2 inch iron rod found for the Northwest corner of Bluffview Park Estates, as recorded in Volume 2003226, Page 00149, Deed Records, Dallas County, Texas;

THENCE, along the West line of said Bluffview Park Estates, South 07 degrees 05 minutes 00 seconds West a distance of 455.00 feet, passing a 1/2 inch iron rod found at 429.00 feet and, in all, a distance of 455.00 feet, to a point in the center of Bachman Branch;

THENCE, along the center of said Branch, North 36 degrees 04 minutes 09 seconds West a distance of 43.86 feet, to a point for corner;

THENCE, continuing along the center of said Branch, North 82 degrees 54 minutes 58 seconds West a distance of 480.00 feet, to a point at the Southeast corner of said Cochran Circle Addition;

THENCE, along the East line of said Cochran Circle Addition, North 06 degrees 54 minutes 19 seconds East a distance of 423.00 feet, to the Point of Beginning and containing 4.970 acres of land.


DEED OF TRUST                                                            Page 29
-------------

                                                                    Exhibit 99.2


                                    EXHIBIT B
                                    ---------

                   (Permitted Exceptions to the Deed of Trust)

        The following items are permitted exceptions of the title commitment:

                        1.

                        2.

                        3.

                        4.

                        5.

                        6.


DEED OF TRUST                                                            Page 30
-------------